SUMMARY PROSPECTUS LifePoints® Funds Target Portfolio Series

BALANCED STRATEGY FUND

March 1, 2011, as supplemented through August 1, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/Russell/. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated March 1, 2011, as supplemented through August 1, 2011, and the Fund’s most recent annual report, dated October 31, 2010, are all incorporated by reference into this Summary Prospectus.

Share Class:	Class A	Class C	Class E	Class R1	Class R2	Class R3	Class S
Ticker:	RBLAX	RBLCX	RBLEX	RBLRX	RBLTX	RBLDX	RBLSX

Investment Objective

The Fund seeks to provide above average capital appreciation and a moderate level of current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section, beginning on pages 101 and 103, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, R1, R2, R3, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.25%	0.50%	0.50%	0.25%	0.50%	0.50%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.50%	1.25%	1.50%	1.75%	1.25%
Less Fee Waivers and Expense Reimbursements	(0.15)%	(0.15)%	(0.15)%	(0.33)%	(0.33)%	(0.33)%	(0.15)%
Net Annual Fund Operating Expenses	1.35%	2.10%	1.35%	0.92%	1.17%	1.42%	1.10%

#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a change to the cap on direct fund-level expenses from 0.09% to 0.12%.

Until February 29, 2012, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 29, 2012, RFSC has contractually agreed to waive its transfer agency fee for Class R1, R2 and R3 Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares	Class S Shares
1 Year	$704	$213	$137	$94	$119	$144	$112
3 Years	$1,008	$689	$459	$364	$441	$519	$381
5 Years	$1,333	$1,191	$804	$654	$787	$918	$671
10 Years	$2,250	$2,572	$1,777	$1,481	$1,761	$2,034	$1,497

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). The Fund intends its strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. The Fund’s approximate target strategic allocation as of March 1, 2011 is 52% to equity Underlying Funds, 38% to fixed income Underlying Funds and 10% to real asset Underlying Funds. The Underlying Funds employ a multi-manager approach whereby most assets of the Underlying Funds are allocated to different unaffiliated money managers.

Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The Fund is a “nondiversified” investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). However, most of the Underlying Funds in which the Fund invests are diversified investment companies, and therefore the Fund is less subject to the risks of greater market fluctuation and price volatility normally associated with nondiversified investment companies.

Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

•

Investing in Affiliated Underlying Funds. The assets of the Fund are invested primarily in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIMCo is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.

•

Asset Allocation. Neither the Fund nor RIMCo can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIMCo’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the

Underlying Funds which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds:

•

Active Security Selection. The securities selected for the portfolio may decline in value. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies.

•

Multi-Manager Approach. The investment styles employed by the money managers may not be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.

•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes.

•

Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”). Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.

•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk and price depreciation risk.

•

Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.

•

Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

•

Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.

•

Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.

•

Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.

•

Forward Currency Contracts. If forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

•

Derivatives. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Credit default swaps could result in losses if the creditworthiness of the company or companies on which the credit default swap is based is evaluated incorrectly.

•

Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

•

Real Estate Securities. Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.

•

American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

•

Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.

•

Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.

•

Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/ or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

•

Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

•

Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

•	Market Volatility. Volatile financial markets can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

•	Government Intervention in and Regulation of Financial Markets. Changes in government regulation may adversely affect the value of a security.

•

Large Redemptions. The Underlying Funds are used as investments for certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in the Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class E Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class E returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. Index returns do not include fair valuation adjustments which may be included in fund returns. After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss. Annual returns for each Class of Shares differ only due to varying expenses and sales charges. Returns for certain Classes reflect periods prior to the inception of the Class. Such pre-inception periods reflect the returns for another Class of Shares of the Fund. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com

Class E Calendar Year Total Returns

Highest Quarterly Return: 15.28% (2Q/09) Lowest Quarterly Return: (16.28)% (4Q/08)

Average annual total returns for the periods ended December 31, 2010	1 Year	5 Years	10 Years
Return Before Taxes, Class A	6.81%	2.69%	3.89%
Return Before Taxes, Class C	12.49%	3.14%	3.72%
Return Before Taxes, Class R1	13.67%	4.20%	4.77%
Return Before Taxes, Class R2	13.38%	3.92%	4.50%
Return Before Taxes, Class R3	13.06%	3.67%	4.25%
Return Before Taxes, Class S	13.74%	4.20%	4.77%
Return Before Taxes, Class E	13.41%	3.92%	4.51%
Return After Taxes on Distributions, Class E	12.29%	2.51%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares, Class E	8.84%	2.70%	3.31%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Russell 1000® Index	16.10%	2.59%	1.83%
Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings)*	9.64%	3.40%	4.12%

*	Effective January 1, 2011, RIMCo changed the Fund’s secondary benchmark from the MSCI EAFE Index (net of tax on dividends from foreign holdings) to the Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings). RIMCo believes that the Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) is an appropriate benchmark which more broadly represents the investable universe of stocks.

Management

Investment Adviser

RIMCo is the investment adviser of the Fund and the Underlying Funds.

Portfolio Manager

Jill F. Johnson has primary responsibility for the management of the Fund. Ms. Johnson has been a Portfolio Manager since May 2004.

Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Certain Classes of Shares may only be purchased by specified categories of investors. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

For more information about payments to broker-dealers and other financial intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

36-08-273 (0811) and 00081201